Statements of Operations - Quarterly (USD $)	3 Months Ended	11 Months Ended
	Mar. 31, 2014	Mar. 31, 2014
Quarterly Member
ADVERTISING REVENUE	$ 995	$ 1,465
COST OF GOODS SOLD	690	690
GROSS PROFIT	305	775
OPERATING EXPENSES:
Amortization of discount on debentures payable	1,263	1,263
Depreciation	233	461
Independent contractor expense	22,067	55,930
Legal expenses	9,200	13,875
Payroll and related expense	32,908	61,411
Preferred stock issued for services		24,998
Common stock issued for services		195,412
Options issued for services		612,387
Warrants issued for services	555,598	555,598
Other general and administrative expenses	61,501	81,029
Total Operating Expense	682,770	1,602,364
(LOSS) FROM OPERATIONS	(682,465)	(1,601,589)
INCOME (LOSS) BEFORE INCOME TAXES	(682,465)	(1,601,589)
PROVISION FOR INCOME TAXES
NET (LOSS)	$ (682,465)	$ (1,601,589)